Long-term borrowing	12 Months Ended
Dec. 31, 2019
Long-term borrowing
Long-term borrowing

11.   Long-term borrowing

On May 30, 2019, Beijing Moment Everlasting Ad Co., Ltd. (“Beijing Moment”), a consolidated affiliated entity of Gridsum Holding Inc. (the “Company”), entered into a loan agreement with an entity affiliated with Hammer Capital Private Investments Limited, an existing shareholder with ownership of less than 10% of the Company (the “Lender”). Pursuant to the loan agreement, the Lender provided a working capital loan in the amount of RMB120 million (the “RMB Loan”) to Beijing Moment. The RMB Loan bears interest at 4% per annum and has a term of 24 months, and may be prepaid by the Company before the maturity date. The loan agreement includes other customary terms and covenants, including certain events of default after which the RMB Loan may be due and payable immediately. The RMB Loan is guaranteed by certain of the Company’s consolidated affiliated entities and subsidiaries, including Beijing Gridsum Technology Co., Ltd., Gridsum Holding (Beijing) Co., Ltd., Beijing Yunyang Ad Co., Ltd. and Dissector (Beijing) Technology Co., Ltd., and is secured by the pledge of intellectual properties held by Beijing Moment, Beijing Gridsum Technology Co., Ltd., Beijing Yunyang Ad Co., Ltd. and Dissector (Beijing) Technology Co., Ltd.

In connection with and as part of the consideration for the extension of the RMB Loan by the Lender, on May 30, 2019, the Company issued to Hammer Capital China Limited (the “Warrant Holder”), an affiliate of the Lender, a warrant to purchase Class B ordinary shares of the Company (the “Warrant”). Under the Warrant, the Warrant Holder may purchase Class B ordinary shares of the Company at the exercise price of US$4.0261 per share (the “Warrant Price”), for up to a total number of Class B ordinary shares representing the aggregate exercise price of US$14.45 million (the “Maximum Purchase Amount”). The Maximum Purchase Amount will be increased to US$17.34 million if the RMB Loan is not repaid in full by May 30, 2020, and further increased to US$21.68 million if the RMB Loan is not repaid in full by November 30, 2020. The Warrant is exercisable in whole or in part from time to time until May 30, 2022. However, the Warrant Holder may only exercise such portion of the Warrant to the extent that the Warrant Holder, together with its affiliates and any other persons acting as a group together with it or any of its affiliates, would beneficially own up to 19.9% of the total outstanding Class B ordinary shares of the Company after the exercise. The Warrant Holder may waive such beneficial ownership limit by not less than 61 days’ prior notice to the Company.

The Warrant shares’ strike price is denominated in US$ and the Group’s functional currency is RMB, therefore, those warrants are not considered indexed to the Company’s own stock which should be classified as derivative liabilities.

The fair value of warrant liabilities were RMB29,005 and calculated using the binomial model based on the following variables at inception on May 30, 2019:

•	Strike price of US$4.0261
•	Expected volatility of 56.0% calculated using the Company’s historical price of its Class B ordinary shares
•	Expected dividend yield of 0%
•	Risk-free interest rate of 2.65%, for the conversion options
•	Expected life of 3.0 years
•	Market price at issuance date of US$3.40

The fair value of warrant liabilities were RMB1,974 and calculated using the binomial model based on the following variables at inception on December 31, 2019:

•	Strike price of US$4.0261
•	Expected volatility of 56.0% calculated using the Company’s historical price of its Class B ordinary shares
•	Expected dividend yield of 0%
•	Risk-free interest rate of 2.39%, for the conversion options
•	Expected life of 2.42 years
•	Market price at issuance date of US$1.22

Gain on change in fair value of aforementioned derivative liabilities for the years ended December 31, 2019 were RMB27,230.